FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):    July 31, 2001
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                               Global Axcess Corp.
                         Formerly NetHoldings.Com, Inc.
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             (Exact name of registrant as specified in its charter.)


                                     Nevada
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                    (State of incorporation or organization)

            0-17874                                   88-0199674
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    (Commission File Number)              (I.R.S. Employee Identification No.)


           2240 Shelter Island Drive, Suite 202, San Diego, California
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                    (Address of principal executive offices)

                                      92106
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                                   (Zip Code)

Registrant's telephone number, including area code:  (619) 243-1163
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

   (a) On July 31, 2001, Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation was replaced as the Company's independent auditors, as a result of a change in control of the Company. Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation previously issued an unqualified report dated April 10, 2001, assuming the Company will continue as a going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. There were no disagreements with Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period prior.

   (b) On July 31, 2001, the Company engaged the firm of L.L. Bradford & Company, LLC of Las Vegas, Nevada as the Company's independent auditors.


Item 5.  Other Events

                  N/A

Item 6.  Resignation of Registrant's Directors

                  N/A

Item 7.  Financial Statements and Exhibits

   (a)  Financial Statements - None

   (b)  Exhibits

        Exhibit 16.1 - Change in Independent Accountant

        - Letter from Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation, to the SEC noting agreement with the disclosure in Item 4 of this Form 8-K

Item 8.  Change in Registrant's Fiscal Year

                  N/A

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


                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Axcess Corp.
                                            Formerly NetHoldings.con, Inc..
                                            (Registrant)



Dated: August 2, 2001                 By:  /s/ Daryl Idler
                                           ------------------------
                                               Daryl Idler
                                               Secretary and Director



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